UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

WHOLE FOODS MARKET, INC.

(Exact name of registrant as specified in its charter)

Texas	0-19797	74-1989366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Bowie Street, Austin, Texas	78703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On December 1, 2015, Dr. John B. Elstrott, Chairman of the Board of Directors of the Company, adopted a stock trading plan in accordance with the guidelines specified in Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Dr. Elstrott’s trading plan is part of his asset diversification, tax and financial planning strategy. Under the trading plan, if the stock price is below specified levels, a brokerage firm will be authorized to purchase up to 3,000 shares of common stock of the Company. Purchases under the plan are scheduled to take place between January 4, 2016 and November 29, 2016. Transactions under the trading plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

	By:	/s/ Glenda Flanagan
Date: December 3, 2015		Glenda Flanagan
Executive Vice President and
Chief Financial Officer